UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2007

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:                                                                                                                                (952) 888-8801

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2  —  Financial Information

 Item 2.02                                    Results of Operations and Financial Condition.

On May 24, 2007, The Toro Company announced its earnings for the three and six months ended May 4, 2007.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of The Toro Company’s press release in connection with the announcement.  The information in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 7  —  Regulation FD

 Item 7.01                                    Regulation FD Disclosure.

On May 22, 2007, the company’s Board of Directors authorized the repurchase of an additional 3,000,000 shares of the company’s common stock in open-market or in privately negotiated transactions.  This program has no expiration date but may be terminated by the company’s Board of Directors at any time.

On May 22, 2007, the company’s Board of Directors also declared a regular quarterly cash dividend of 12 cents per share payable July 12, 2007 to stockholders of record as of June 20, 2007.

On May 22, 2007, the company announced that Timothy P. Dordell had been elected by the board of directors as vice president, secretary and general counsel. Mr. Dordell, 44, joined the company on November 6, 2006 as vice president, deputy general counsel.  He was previously associate general counsel-corporate and assistant secretary at Ecolab Inc. Mr. Dordell succeeds J. Lawrence McIntyre, who retired on April 30, 2007. Mr. Dordell received his juris doctor degree, cum laude, from the University of Minnesota Law School and is a member of the American Bar Association and several other legal and professional organizations.

Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of The Toro Company’s press release in connection with the announcement of Mr. Dordell’s election, which is incorporated herein by reference.  The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9  —  Financial Statements and Exhibits

Item 9.01                                    Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release dated May 24, 2007 related to the announcement of earnings (furnished herewith).
99.2	Press release dated May 22, 2007 related to the announcement of the election of Timothy P. Dordell as Vice President, Secretary and General Counsel (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: May 24, 2007	By /s/ Stephen P. Wolfe
Stephen P. Wolfe
Vice President Finance
and Chief Financial Officer
(duly authorized officer and principal financial officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated May 24, 2007 related to the announcement of earnings (furnished herewith).
99.2	Press release dated May 22, 2007 related to the announcement of the election of Timothy P. Dordell as Vice President, Secretary and General Counsel (furnished herewith).